UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2014

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota	55445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On January 13, 2014, Insignia Systems, Inc. (the “Company”) announced the printing of the 50 millionth sign in its Insignia POPS® Sign Program.  Success in the POPS Sign Program has been driven in part by the enhanced printing capabilities provided by the Company’s laser die cutting system successfully implemented in December 2011.

The Company issued a Press Release announcing printing of the 50 millionth sign on January 13, 2014, which is attached to this Current Report as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press release issued January 13, 2014, and entitled “Continued Success with Laser Die Cut Drives Insignia Past 50 Million Mark”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: January 17, 2014	By	/s/ John C. Gonsior
John C. Gonsior
Vice President, Finance and CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued January 13, 2014, and entitled “Continued Success with Laser Die Cut Drives Insignia Past 50 Million Mark”